Exhibit 99.1

SMBC Group and Jefferies Significantly Expand Their Global Strategic Alliance

Joint Venture to Combine Equities and ECM Businesses in Japan

Expanding Joint Coverage of Larger Sponsors

In EMEA, Implementing Joint Origination, Underwriting and Execution of Syndicated Leveraged Finance for These Clients

SMBC to Increase Equity Ownership in Jefferies to up to 20% in the Open Market

SMBC to Provide Jefferies Approximately $2.5 Billion in New Credit Facilities to
Support Jefferies and to Facilitate Collaboration Efforts

NEW YORK and TOKYO, September 19, 2025 - Jefferies Financial Group, Inc. (NYSE: JEF) (“Jefferies”) and Sumitomo Mitsui Financial Group, Inc. (NYSE: SMFG) (“SMFG”), Sumitomo Mitsui Banking Corporation (“SMBC”), and SMBC Nikko Securities Inc. (“SMBC Nikko”) (collectively, “SMBC Group”) announced today that they are significantly expanding their Global Strategic Alliance.

SMBC Group and Jefferies initially entered into a Strategic Alliance in 2021 to collaborate on future corporate and investment banking business opportunities.  In 2023, the Alliance was expanded to enhance collaboration across M&A, equity and debt capital markets, with a particular focus on investment grade clients in the U.S.  SMBC Group and Jefferies subsequently added Memoranda of Understanding to expand their alliance to the EMEA region, Canada, Asia and Australia, as well as to expand the scope of Joint Coverage initiatives to larger global sponsors, pre-IPO companies, and sub-investment grade corporate clients.

Today, Jefferies and SMBC Group announce the next significant steps in their Global Strategic Alliance that will further capitalize on their unique business strengths and enhance their abilities to meet the global needs of their borrowing, investing, corporate and sponsor clients.  This will include combining their Japanese equities and ECM businesses, expanding joint coverage of larger sponsors and implementing in EMEA joint origination, underwriting and execution of syndicated leveraged loans for these clients, SMBC agreeing to increase its equity ownership in Jefferies to up to 20% in the open market, SMBC providing Jefferies approximately $2.5 billion in new credit facilities to support Jefferies and to facilitate collaboration efforts, including EMEA leveraged lending, U.S. pre-IPO lending and asset-backed securitization, subject to receipt of applicable regulatory approvals.

Japanese Equities Joint Venture

SMBC Group and Jefferies have entered into a Memorandum of Understanding to establish a joint venture in Japan to conduct the principal aspects of their wholesale Japanese equity research, sales and trading and equity capital markets businesses. Jefferies and SMBC Group anticipate the joint venture will begin serving clients in January 2027.  The new joint venture will be integrated with Jefferies’ leading global equities business to provide institutional investors with insight and execution across markets around the world on a seamless and consistent basis.  With SMBC and SMBC Nikko’s expertise in the domestic market and balance sheet strength, and Jefferies’ leading position with global investors and advanced trading technology, SMBC Group and Jefferies have the goal of ultimately being the leading provider in wholesale equities and equity capital markets in Japan.

Joint Sponsor Coverage

SMBC Group and Jefferies will expand their joint coverage of larger sponsors to offer the investment and corporate banking capabilities of both Jefferies and SMBC Group to such large sponsor clients in EMEA.

Expanding SMBC’s Equity Ownership in Jefferies from 15% to up to 20%

SMBC intends to increase its economic ownership of Jefferies to up to 20% (on an as-converted and fully diluted basis) by purchasing shares in the open market and then exchanging those common shares for either non-voting common shares or non-voting preferred shares that will be mandatorily convertible into non-voting common shares.  SMBC will continue to own less than 5% of a voting interest in Jefferies. The increased investment is subject to receipt of required applicable regulatory approvals.

New and Enhanced Credit Facilities

SMBC Group has agreed to extend total of approximately $2.5 billion credit facilities to support Jefferies and to advance collaboration in key areas, including structured finance such as EMEA leveraged lending, U.S. pre-IPO lending and asset-backed securitization. This newly agreed, substantial financing package of approximately $2.5 billion aims to enhance our commitment to deepening the partnership, enhances our combined capabilities across these focus areas, and enables us to deliver exceptional services to our clients.

Leadership Comments

Director President and Group CEO of SMFG, Toru Nakashima commented: “Our vision is to align SMBC Group and Jefferies in order to offer our clients the best financing and advisory solutions to meet their needs around the world.  We are pleased with our progress to date, see today’s expansion of our Global Strategic Alliance as a further step in achieving our goal and believe we are early in realizing our joint potential.”

Rich Handler, Jefferies’ CEO, and Brian Friedman, its President, stated: “SMBC Group and Jefferies together are unique in the power of our combined global platforms.  From M&A and other strategic advice to balance sheet and capital markets financing to research, sales and trading in the daily capital markets, our combined capabilities offer exceptional value to our clients around the world.”

About Sumitomo Mitsui Financial Group, Inc.

SMFG is one of the largest financial institutions headquartered in Japan, with an established presence across all consumer and corporate banking businesses. Through the subsidiaries and affiliates, SMFG offers a diverse range of financial services, including commercial banking, leasing, securities, credit card, consumer finance and other services. SMFG’s consolidated total assets were 264 trillion Yen as of December 31, 2022.

About Jefferies Financial Group Inc.

Jefferies is a leading, global, full-service investment banking and capital markets firm.  With more than 40 offices around the world, we offer insights and expertise to investors, companies and governments.

About Sumitomo Mitsui Banking Corporation

SMBC is the commercial banking subsidiary of SMFG and one of the largest banks globally on the basis of total assets. It provides an extensive range of corporate and consumer banking services in Japan and globally.

About SMBC Nikko Securities Inc.

SMBC Nikko is one of the leading full-line securities companies in Japan covering all client segments with a broad range of financial products and services through its international network.

Additional Information and Where to Find it

This communication may be deemed to be solicitation material in respect of the shareholder approval (the “Shareholder Approval”) of the amended and restated certificate of incorporation authorizing additional shares of non-voting common stock. In connection with an annual meeting of its shareholders for the Shareholder Approval, Jefferies intends to file relevant materials with Securities and Exchange Commission (the “SEC”), including Jefferies’ proxy statement in preliminary and definitive form. INVESTORS AND SHAREHOLDERS OF JEFFERIES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING JEFFERIES’ PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Jefferies by directing a request to Laura Ulbrandt DiPierro, Corporate Secretary, 520 Madison Avenue, New York, NY 10022.

Participants in the Solicitation

Jefferies and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Jefferies in favor of the Shareholder Approval.  Information about Jefferies’ directors and executive officers is set forth in Jefferies’ Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on February 14, 2025.  To the extent holdings of Jefferies’ securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Jefferies’ participants in the solicitation, which may, in some cases, be different than those of Jefferies’ shareholders generally, will be set forth in Jefferies’ proxy statement relating to the Shareholder Approval when it becomes available.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements about our future and statements that are not historical facts. These forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “may,” “intend,” “outlook,” “will,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which will change over time. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations, arrangements and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products, including Jefferies and SMBC Group’s strategic alliance. In particular, forward-looking statements include statements about the potential benefits of the collaboration with SMBC Group and SMBC’s intention to increase its equity investment in Jefferies, as SMBC is under no obligation to do so. Forward‐looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update any forward‐looking statements. Furthermore, because forward‐looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain, the actual results or outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Information regarding important factors, including “Risk Factors” that could cause actual results or outcomes to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC. Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

For inquiries, please contact:

Jonathan Freedman
Head of Marketing and Communications
Jefferies Financial Group Inc.
jfreedman@jefferies.com

Drew Benson
Head of Communications
Sumitomo Mitsui Banking Corporation  - Americas Division
MediaRelationsAmericas@smbcgroup.com